T. Rowe Price Institutional Africa & Middle East Fund

Supplement to Prospectus and Summary Prospectus Dated March 1, 2020

At a Board meeting held on March 9, 2020, the fund’s Board of Directors approved the closure and liquidation of the fund. The closure and liquidation are expected to occur on May 8, 2020 (“Liquidation Date”). Prior to the Liquidation Date, the assets of the fund will be liquidated at the discretion of the fund’s portfolio management and the fund will cease to pursue its investment objective. In anticipation of the closure and liquidation, effective April 27, 2020, the fund will be closed to new investors or existing shareholders to purchase Fund shares. At any time prior to the termination, we welcome you to exchange your shares of the fund for the same class of shares of another T. Rowe Price fund. After the fund is closed and liquidated, the fund will no longer be offered to shareholders for purchase.

The date of this supplement is March 11, 2020.

E171-041 3/11/20